                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                  July 9, 2003


                           RANGE RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


                   DELAWARE                                 0-9592                              34-1312571
       ----------------------------------    -------------------------------------    -------------------------------
        (State or other jurisdiction of                  (Commission                          (IRS Employer
                incorporation)                           File Number)                      Identification No.)



                              777 MAIN STREET
                              FT. WORTH, TEXAS                                  76102
                     -----------------------------------           --------------------------------
                      (Address of principal executive                        (Zip Code)
                                  offices)



       Registrant's telephone number, including area code: (817) 870-2601



   Former name or former address, if changed since last report: Not applicable

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

As of January 1, 2003, Range Resources Corporation (the "Company") adopted Statement of Financial Accounting Standards No. 145 "Recession of FASB Statements No. 4, 44 and 64, amendment of FASB Statement 13 and Technical corrections" ("SFAS 145"). As a result, gains from early extinguishment of debt which had previously been shown as an extraordinary item (net of tax), are now required to be reported in income from continuing operations. The following table presents the effect of this change on the Statement of Operations for the years ended 2000, 2001 and 2002. The following table should be read in conjunction with the Company's latest Form 10-K.

                                                                 Year Ended December 31,
                                                         ---------------------------------------
                                                            2000           2001           2002
                                                         ----------     ----------     ----------
                                                           (in thousands, except per share data)
Revenues:
     Oil and gas sales .............................     $ 173,082      $ 208,854      $ 190,954
     Transportation and processing .................         5,306          3,435          3,495
     IPF Income ....................................         7,162          6,646          3,789
     Gain on retirement of securities(1) ...........        17,763          3,951          3,098
     Other .........................................          (722)           490         (2,900)
                                                         ---------      ---------      ---------
         Total revenues ............................       202,591        223,376        198,436
                                                         ---------      ---------      ---------

Expenses:
     Direct operating ..............................        40,552         43,430         40,443
     IPF ...........................................         1,974          3,761          6,847
     Exploration ...................................         3,187          5,879         11,525
     General and administrative ....................        14,953         12,212         17,240
     Debt conversion and extinguishment expense ....            --             --             --
     Interest expense and dividends on our 5.75%
       Trust convertible preferred securities ......        39,953         32,179         23,153
     Depletion, depreciation and amortization ......        66,968         77,573         76,820
     Provision for impairment ......................            --         31,085             --
                                                         ---------      ---------      ---------
         Total expenses ............................       167,587        206,119        176,028
                                                         ---------      ---------      ---------
Income before income tax ...........................        35,004         17,257         22,408

Income tax (benefit)
     Current .......................................        (1,574)          (406)            (4)
     Deferred ......................................            --             --         (3,354)
                                                         ---------      ---------      ---------
Net income .........................................        36,578         17,663         25,766

     Gain on retirement of preferred securities ....         5,966            556             --
     Preferred dividends ...........................        (1,554)           (10)            --
                                                         ---------      ---------      ---------
Net income available to common stockholders ........     $  40,990      $  18,209      $  25,766
                                                         =========      =========      =========
Comprehensive income (loss) ........................     $  35,570      $  63,825      $ (40,908)
                                                         =========      =========      =========

Earnings per share:
       - Basic .....................................     $    0.97      $    0.36      $    0.49
                                                         =========      =========      =========
       - Diluted ...................................     $    0.96      $    0.36      $    0.47
                                                         =========      =========      =========

    (1) Includes adoption of FAS 145, whereby gains from early extinguishment of debt is reported in income from continuing operations.



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                RANGE RESOURCES CORPORATION




                                By:   /s/ RODNEY L. WALLER
                                    -----------------------------------
                                      Rodney L. Waller
                                      Senior Vice President

Date:  July 11, 2003






























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